BORROWINGS UNDER LINES OF CREDIT	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
BORROWINGS UNDER LINES OF CREDIT
BORROWINGS UNDER LINES OF CREDIT

In June 2012, Kennedy-Wilson, Inc. amended its existing unsecured revolving credit facility which increased the total principal amount available to be borrowed by an additional $25.0 million, for an aggregate of $100.0 million. The loans bear interest at a rate equal to LIBOR plus 2.75% and the maturity date was extended to a maturity date of June 30, 2015 and adjusts the Minimum Rent Adjusted Fixed Charge Coverage Ratio to 1.50:1.00. The average outstanding borrowings under the facility were $11.2 million and $13.6 million during the year ended December 31, 2012 and 2011, respectively. As of December 31, 2012 and 2011, there was no principal amount outstanding under the unsecured facility.

The revolving loan agreement that governs the amended unsecured credit facility requires Kennedy-Wilson, Inc. to maintain (i) a minimum rent adjusted fixed charge coverage ratio (as defined in the revolving loan agreement) of not less than 1.50 to 1.00, measured on a four quarter rolling average basis and (ii) maximum balance sheet leverage (as defined in the revolving loan agreement) of not greater than 1.50 to 1.00, measured at the end of each calendar quarter. As of December 31, 2012, Kennedy-Wilson, Inc.'s adjusted fixed charge coverage ratio was 2.49 to 1.00 and its balance sheet leverage was 0.93 to 1.00.